UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report – May 3, 2012

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54957-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On May 7, 2012, Bemis Company, Inc. (the “Company”) entered into an amendment to its Second Amended and Restated Long-Term Credit Agreement (“Credit Agreement”) dated July 21, 2011 among the Company, JPMorgan Chase Bank, N.A., as Administrative Agent, Wells Fargo Bank, National Association, as Syndication Agent, and various financial institutions.  The definition of Consolidated Net Worth was amended to exclude increases or decreases arising from changes in the cumulative translation adjustment, thus largely eliminating the effect of the volatility of foreign currencies on the consolidated net worth calculation.  There were no other material changes to the terms or covenants in the Credit Agreement.  A copy of the amendment is furnished as Exhibit 10 to this report.

Item 5.07               Submission of Matters to a Vote of Security Holders.

The Bemis Company, Inc. 2012 Annual Meeting of Shareholders was held on May 3, 2012.  As of the record date for the Annual Meeting, there were 103,090,342 shares of common stock entitled to vote, of which the holders of 87,546,957 shares were represented in person or by proxy at the Annual Meeting.  The results of the items voted on at the Annual Meeting are set forth below:

1.               The shareholders elected five director nominees for three-year terms.  The vote was as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
William J. Bolton	73,053,308	1,159,566	13,334,083
Barbara L. Johnson	71,280,687	2,932,187	13,334,083
Paul S. Peercy	73,733,976	478,898	13,334,083
Ronald J. Floto	73,654,899	557,975	13,334,083
William L. Mansfield	73,753,720	459,154	13,334,083

2.               The shareholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.  The vote was 85,991,746 for, 1,279,081 against, and 276,130 abstentions.  There were no broker non-votes.

3.               The shareholders voted, on an advisory basis, to approve the Company’s executive compensation.  The vote was 65,420,829 for, 7,885,006 against, and 907,039 abstentions.  There were 13,334,083 broker non-votes.

4.               The shareholders voted in favor of a shareholder proposal to eliminate the classification of the Board of Directors.  The vote was 55,472,328 for, 18,355,340 against, and 385,206 abstentions.  There were 13,334,083 broker non-votes.

Item 9.01               Financial Statements and Exhibits.

(d)             Exhibits

10         Amendment No. 1 to Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Scott B. Ullem	By	/s/ Jerry S. Krempa
	Scott B. Ullem, Vice President and		Jerry S. Krempa, Vice President and
	Chief Financial Officer		Controller

		Date	May 9, 2012